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                         MFS(R) VARIABLE INSURANCE TRUST

          Supplement to the Current Statement of Additional Information


     The Trust's Statement of Additional Information dated May 1, 1998 is supplemented by amending the third paragraph on page 20 to read as follows:

                  (4) except for the New Discovery Series, sell any security which the Series does not own unless by virtue of its ownership of other securities the Series has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

                The date of this Supplement is February 3, 1999.